            As filed with the Securities and Exchange Commission on May 25, 1999
                                               Registration No. 333-____________

--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM S-8
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

                             STARMEDIA NETWORK, INC.
             (Exact name of registrant as specified in its charter)

         DELAWARE                                         06-1461770
(State or other jurisdiction                   (IRS Employer Identification No.)
of incorporation or organization)

                        29 WEST 36TH STREET, FIFTH FLOOR
                            NEW YORK, NEW YORK 10018
               (Address of principal executive offices) (Zip Code)
                -------------------------------------------------
                             1997 STOCK OPTION PLAN
                                 1998 STOCK PLAN
                        1999 EMPLOYEE STOCK PURCHASE PLAN

                            (Full title of the Plan)
                             ----------------------
                              FERNANDO J. ESPUELAS
                CHIEF EXECUTIVE OFFICER AND CHAIRMAN OF THE BOARD
                             STARMEDIA NETWORK, INC.
                        29 WEST 36TH STREET, FIFTH FLOOR
                            NEW YORK, NEW YORK 10018
                     (Name and address of agent for service)
                                 (212) 548-9600
          (Telephone number, including area code, of agent for service)
           -----------------------------------------------------------
                         CALCULATION OF REGISTRATION FEE

--------------------------------------------------------------------------------

                                                                 Proposed              Proposed
             Title of                                            Maximum               Maximum
            Securities                     Amount                Offering             Aggregate             Amount of
              to be                         to be                 Price                Offering            Registration
            Registered                  Registered(1)          Per Share(2)            Price(2)               Fee
            ----------                  -------------          ------------          ------------          ------------
1997 Stock Option Plan
Common Stock, $0.001 par value         2,000,000 shares         $ 20.00             $ 40,000,000.00        $ 11,120.00

1998 Stock Plan
Common Stock, $0.001 par value        15,375,140                  20.00              307,502,800.00          85,486.00

1999 Employee Stock Purchase Plan
Common Stock, $0.001 par value         1,500,000                  20.00               30,000,000.00           8,340.00
                                                                                                           ===========
 Aggregate Registration Fee                                                                                $104,946.00

--------------------------------------------------------------------------------

(1) This Registration Statement shall also cover any additional shares of Common Stock which become issuable under the 1999 Employee Stock Purchase Plan, 1998 Stock Plan or 1997 Stock Option Plan by reason of any stock dividend, stock split, recapitalization or other similar transaction effected without the Registrant's receipt of consideration which results in an increase in the number of the outstanding shares of Registrant's Common Stock.

(2) Calculated solely for purposes of this offering under Rule 457(h) of the Securities Act of 1933, as amended, on the basis of the highest proposed selling price per share of Registrant's Common Stock.

                                     PART II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT



Item 3.  INCORPORATION OF DOCUMENTS BY REFERENCE

     StarMedia Network, Inc. (the "Registrant") hereby incorporates by reference into this Registration Statement the following documents previously filed with the Securities and Exchange Commission (the "Commission"):

     (a) The Registrant's Registration Statement No. 333-74659 on Form S-1 filed with the Commission on March 18, 1999 and Amendments Nos. 1 through 7 thereto;

     (b) The Registrant's prospectus filed with the Commission pursuant to Rule 424(a) promulgated under the Securities Act of 1933, as amended (the "1933 Act"), in connection with the Registrant's Registration Statement No. 333-74659, in which there is set forth the audited financial statements for the Registrant's fiscal year ended December 31, 1998; and

     (c) The Registrant's Registration Statement No. 000-15015 on Form 8-A filed with the Commission on May 20, 1999, pursuant to Section 12(b) of the Securities Exchange Act of 1934 (the "Exchange Act"), in which there is described the terms, rights and provisions applicable to the Registrant's outstanding Common Stock.

     All reports and definitive proxy or information statements filed pursuant to Section 13(a), 13(c), 14 or 15(d) of the Securities Exchange Act of 1934, as amended (the "1934 Act") after the date of this Registration Statement and prior to the filing of a post-effective amendment which indicates that all securities offered hereby have been sold or which de-registers all securities then remaining unsold shall be deemed to be incorporated by reference into this Registration Statement and to be a part hereof from the date of filing of such documents. Any statement contained in a document incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for purposes of this Registration Statement to the extent that a statement contained herein or in any subsequently filed document which also is deemed to be incorporated by reference herein modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Registration Statement.

Item 4.  DESCRIPTION OF SECURITIES

     Not Applicable.

Item 5.  INTERESTS OF NAMED EXPERTS AND COUNSEL

     Not Applicable.

Item 6.  INDEMNIFICATION OF DIRECTORS AND OFFICERS

     Section 145 of the Delaware General Corporation Law ("DGCL") makes provision for the indemnification of officers and directors in terms sufficiently broad to indemnify officers and directors under certain circumstances from liabilities (including reimbursement for expenses incurred) arising under the 1933 Act. Section 145 of the DGCL empowers a corporation to indemnify its directors and officers and to purchase insurance with respect to liability arising out of their capacity or status as directors and officers, provided that this provision shall not eliminate or limit the liability of a director: (i) for any breach of the director's duty of loyalty to the corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) arising under Section 174 of the DGCL, or (iv) for any transaction from which the director derived an improper personal benefit. The DGCL provides further that the indemnification permitted thereunder shall not be deemed exclusive of any other rights to which the directors and officers may be entitled under the corporation's bylaws, any agreement, a vote of stockholders or otherwise.

     The certificate of incorporation of the Registrant provides for indemnification of its directors against, and absolution of, liability to the Registrant and its stockholders to the fullest extent permitted by the DGCL. The Registrant intends to purchase directors' and officers' liability insurance covering liabilities that may be incurred by its directors and officers in connection with the performance of their duties.

     The employment agreements that the Registrant has with Fernando J. Espuelas, its Chief Executive officer, and Jack C. Chen, its President, provide that such executives will be indemnified by the Registrant for all liabilities relating to their status as officers or directors of the Registrant, and any actions committed or omitted by the executives, to the maximum extent permitted by law of the State of Delaware.



Item 7.  EXEMPTION FROM REGISTRATION CLAIMED

     Not Applicable.

Item 8.  EXHIBITS

EXHIBIT NUMBER             EXHIBIT

   4 Instruments Defining the Rights of Stockholders. Reference is made to Registrant's Registration Statement No. 000-15015 on Form 8-A, together with any exhibits thereto, which are incorporated herein by reference pursuant to Item 3(c) to this Registration Statement.

   5      Opinion and Consent of Brobeck, Phleger & Harrison LLP.

23.1      Consent of Ernst & Young LLP, Independent Auditors.

23.2      Consent of Brobeck, Phleger & Harrison LLP is contained in Exhibit 5.

24 Power of Attorney. Reference is made to pages II-3 to II-4 of this Registration Statement.

99.1      StarMedia Network, Inc. 1997 Stock Option Plan.

99.2      StarMedia Network, Inc. 1998 Stock Plan.

99.3      Form of Stock Option Agreement.

99.4      Form of Stock Option Agreement-Early Exercise.

99.5      StarMedia Network, Inc. 1999 Employee Stock Purchase Plan.

99.6 StarMedia Network, Inc. 1999 Employee Stock Purchase Plan Form of Subscription Agreement.

Item 9.  UNDERTAKINGS

     A. The undersigned Registrant hereby undertakes: (1) to file, during any period in which offers or sales are being made, a post-effective amendment to this Registration Statement: (i) to include any prospectus required by Section 10(a)(3) of the 1933 Act, (ii) to reflect in the prospectus any facts or events arising after the effective date of this Registration Statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in this Registration Statement and (iii) to include any material information with respect to the plan of distribution not previously disclosed in this Registration Statement or any material change to such information in this Registration Statement; provided, however, that clauses (1)(i) and (1)(ii) shall not apply if the information required to be included in a post-effective amendment by those clauses is contained in periodic reports filed by the Registrant pursuant to Section 13 or Section 15(d) of the 1934 Act that are incorporated by reference into this Registration Statement; (2) that for the purpose of determining any liability under the 1933 Act each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof; and (3) to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the Registrant's
1997 Stock Option Plan, 1998 Stock Plan or 1999 Employee Stock Purchase Plan.

     B. The undersigned Registrant hereby undertakes that, for purposes of determining any liability under the 1933 Act, each filing of the Registrant's annual report pursuant to Section 13(a) or Section 15(d) of the 1934 Act that is incorporated by reference into this Registration Statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

     C. Insofar as indemnification for liabilities arising under the 1933 Act may be permitted to directors, officers or controlling persons of the Registrant pursuant to the indemnification provisions summarized in Item 6 or otherwise, the Registrant has been advised that, in the opinion of the Commission, such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer, or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8, and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York on this 25th day of May, 1999.

                             STARMEDIA NETWORK, INC.


                             By: /s/ Fernando J. Espuelas
                                --------------------------------------
                                Fernando J. Espuelas
                                Chief Executive Officer and
                                Chairman of the Board of Directors


                                POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS:

     That the undersigned officers and directors of StarMedia Network, Inc., a Delaware corporation, do hereby constitute and appoint Fernando J. Espuelas, Chief Executive Officer and Chairman of the Board of Directors, and Jack C. Chen, President, and each of them, the lawful attorneys-in-fact and agents with full power and authority to do any and all acts and things and to execute any and all instruments which said attorneys and agents, and any one of them, determine may be necessary or advisable or required to enable said corporation to comply with the Securities Act of 1933, as amended, and any rules or regulations or requirements of the Securities and Exchange Commission in connection with this Registration Statement. Without limiting the generality of the foregoing power and authority, the powers granted include the power and authority to sign the names of the undersigned officers and directors in the capacities indicated below to this Registration Statement, to any and all amendments, both pre-effective and post-effective, and supplements to this Registration Statement, and to any and all instruments or documents filed as part of or in conjunction with this Registration Statement or amendments or supplements thereof, and each of the undersigned hereby ratifies and confirms that all said attorneys and agents, or any one of them, shall do or cause to be done by virtue hereof. This Power of Attorney may be signed in several counterparts.

     IN WITNESS WHEREOF, each of the undersigned has executed this Power of Attorney as of the date indicated.

     Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

SIGNATURE                             TITLE                                              DATE
---------                             -----                                              ----
/s/ Fernando J. Espuelas              Chief Executive Officer and Chairman of           May 25, 1999
----------------------------          the Board of Directors (Principal
Fernando J. Espuelas                  Executive Officer)

/s/ Jack C. Chen
----------------------------          President and Director                            May 25, 1999
Jack C. Chen

/s/ Steven J. Heller                  Chief Financial Officer (Principal                May 25, 1999
----------------------------          Financial and Accounting Officer)
Steven J. Heller

/s/ Douglas M. Karp
------------------------------        Director                                          May 25, 1999
Douglas M. Karp

/s/ Christopher T. Linen
------------------------------        Director                                          May 25, 1999
Christopher T. Linen

/s/ Gerardo M. Rosenkranz
------------------------------        Director                                          May 25, 1999
Gerardo M. Rosenkranz

/s/ Susan L. Segal
------------------------------        Director                                          May 25, 1999
Susan L. Segal

/s/ Frederick R. Wilson
------------------------------        Director                                          May 25, 1999
Frederick R. Wilson

                                  EXHIBIT INDEX

EXHIBIT NUMBER             EXHIBIT

   4 Instruments Defining the Rights of Stockholders. Reference is made to Registrant's Registration Statement No. 000-15015 on Form 8-A, together with any exhibits thereto, which are incorporated herein by reference pursuant to Item 3(c) to this Registration Statement.

   5      Opinion and Consent of Brobeck, Phleger & Harrison LLP.

23.1      Consent of Ernst & Young LLP, Independent Auditors.

23.2      Consent of Brobeck, Phleger & Harrison LLP is contained in Exhibit 5.

24 Power of Attorney. Reference is made to pages II-3 to II-4 of this Registration Statement.

99.1      StarMedia Network, Inc. 1997 Stock Option Plan

99.2      StarMedia Network, Inc. 1998 Stock Plan.

99.3      Form of Stock Option Agreement.

99.4      Form of Stock Option Agreement-Early Exercise.

99.5      StarMedia Network, Inc. 1999 Employee Stock Purchase Plan.

99.6 StarMedia Network, Inc. 1999 Employee Stock Purchase Plan Form of Subscription Agreement.